UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2017

DOUBLE EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37552	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2121 Avenue of the Stars, Suite 2300
Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.

☒	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2017, Double Eagle Acquisition Corp., a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, the Company’s shareholders approved the WillScot Corporation 2017 Incentive Award Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan is included in the Company’s definitive proxy statement/prospectus (the “Prospectus”) filed with the Securities and Exchange Commission on November 7, 2017 pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which description is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Annex E to the Prospectus and is also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting, a total of 51,896,089 (83.43%) of the Company’s issued and outstanding ordinary shares held of record as of October 30, 2017, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The Company’s shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	Business Combination Proposal: To approve by ordinary resolution and adopt the stock purchase agreement, dated as of August 21, 2017, as amended on September 6, 2017 and November 6, 2017 and as may be further amended from time to time (the “Stock Purchase Agreement”), by and among the Company, Williams Scotsman Holdings Corp., a Delaware corporation and a wholly owned subsidiary of the Company (the “Holdco Acquiror,”), Algeco Scotsman Global S.à r.l., a Luxembourg société à responsabilité limitée (“Algeco Global”) and Algeco Scotsman Holdings Kft., a Hungarian limited liability company (together with Algeco Global, the “Sellers”), pursuant to which the Holdco Acquiror will purchase from the Sellers all of the issued and outstanding shares of common stock, par value $0.01 per share (the “Williams Scotsman common stock”), of Williams Scotsman International, Inc., a Delaware corporation (“WSII,” and together with its subsidiaries, “Williams Scotsman”) (the transactions contemplated by the Stock Purchase Agreement, the “Business Combination”):

Votes For	Votes Against	Abstentions
51,764,072	38,817	93,200

2.	Domestication Proposal: To approve by special resolution, assuming the Business Combination Proposal is approved and adopted, the change of the Company’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware:

Votes For	Votes Against	Abstentions
51,848,816	38,817	8,456

3.	Organizational Documents Proposal A: To approve the provision in the proposed certificate of incorporation (the “Proposed Charter”) of the combined company (“WSC”) changing the authorized share capital from $40,100 divided into 380,000,000 Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), 20,000,000 Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), and 1,000,000 preferred shares, par value $0.0001 per share (“preferred shares”), to authorized capital stock of 501,000,000 shares, consisting of (x) 500,000,000 shares of common stock, including 400,000,000 shares of Class A common stock, par value $0.0001 per share of WSC (“WSC Class A common stock”) and 100,000,000 shares of Class B common stock, par value $0.0001 per share of WSC (“WSC Class B common stock” and, together with WSC Class A common stock, “WSC common stock”) and (y) 1,000,000 shares of preferred stock:

Votes For	Votes Against	Abstentions
51,764,072	123,561	8,456

4.	Organizational Documents Proposal B: To approve the provision in WSC’s proposed bylaws (the “Proposed Bylaws”) authorizing that only the board of directors, chairperson of the board of directors or the chief executive officer may call a meeting of stockholders:

Votes For	Votes Against	Abstentions
43,716,072	8,168,761	11,256

5.	Organizational Documents Proposal C: To approve the provision in the Proposed Charter providing that WSC’s board of directors will continue to be divided into three classes following the Business Combination, with each class generally serving for a term of three years and with only one class of directors being elected in each year:

Votes For	Votes Against	Abstentions
47,192,572	4,692,261	11,256

6.	Organizational Documents Proposal D: To approve all other changes in connection with the replacement of the current amended and restated memorandum and articles of association of the Company with the Proposed Charter and Proposed Bylaws of WSC as part of the domestication, including, among other things, (i) changing the post-domestication corporate name from “Double Eagle Acquisition Corp.” to “Williams Scotsman Corporation” and making WSC’s corporate existence perpetual, (ii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iii) granting a waiver regarding corporate opportunities to WSC’s non-employee directors and (iv) removing certain provisions related to our status as a blank check company that will no longer apply upon consummation of the Business Combination, all of which the Company’s board of directors believe are necessary to adequately address the needs of WSC after the Business Combination:

Votes For	Votes Against	Abstentions
51,848,816	38,817	8,456

7.	Stock Issuance Proposal: To approve by ordinary resolution, for the purposes of complying with the applicable listing rules of The Nasdaq Stock Market (“Nasdaq”), (x) the issuance of shares of WSC Class A common stock (i) to a newly formed entity controlled by funds managed by TDR Capital LLP, certain of its affiliates, co-investors or syndicates (collectively, the “TDR Investor”) in a private placement at the closing of the Business Combination, (ii) to the TDR Investor following the closing of the Business Combination, pursuant to the terms of that certain Equity Commitment Letter, dated as of November 6, 2017, by and between the Company and the TDR Invester and (iii) to the Sellers pursuant to the terms of that certain Exchange Agreement to be entered into on the closing date of the Business Combination, by and among the Holdco Acquiror, WSC, the Sellers and the other parties thereto and (y) the issuance of shares of WSC Class B common stock to the Sellers pursuant to the terms of the Stock Purchase Agreement:

Votes For	Votes Against	Abstentions
51,848,816	38,817	8,456

8.	Incentive Award Plan Proposal: To approve by ordinary resolution, the Incentive Plan:

Votes For	Votes Against	Abstentions
51,764,072	132,017	0

9.	Adjournment Proposal: To approve by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, any of the condition precedent proposals would not be duly approved and adopted by our shareholders or we determine that one or more closing condition under the Stock Purchase Agreement is not satisfied or waived:

Votes For	Votes Against	Abstentions
51,764,072	38,817	93,200

Although this proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Extraordinary General Meeting was determined not to be necessary or appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Double Eagle Acquisition Corp.

	By:	/s/ Eli Baker
Dated: November 21, 2017		Name: Eli Baker
Title: Vice President, General Counsel and Secretary